                                                                   EXHIBIT 10.9

                                  AMENDMENT TO

               SUBURBAN PROPANE, L.P. LONG TERM INCENTIVE PROGRAM
                     (AMENDED AND RESTATED OCTOBER 1, 1999)

Pursuant to Article XI of the Suburban Propane, L.P. Long term Incentive program, amended and restated October 1, 1999, (the "Plan"), the Board of
Supervisors of Suburban Propane Partners, L.P. (the "Partnership"), hereby amends the Plan as follows:

1. Article VIII of the Plan is hereby amended to adding the following to the end thereof:

              Notwithstanding any other provision in this Article VIII to the contrary, effective October 1, 2005, all Vested Amounts under the
              Plan as of such date shall be paid to Participants on a date to be determined by the Committee but in no event later than December
              31, 2005. Any earned Awards that vest after October 1, 2005 shall be paid to Participants within thirty (30) days following the first day of the fiscal year in which vesting occurs. For purposes of this Article VIII, the Participant's vested Amount shall include any interest credited to the Participant's Award pursuant to Article VI hereof.

2. Article IX of the Plan is hereby amended to adding the following to the end thereof:

         Notwithstanding any other provision in this Article IX to the contrary, effective January 1, 2005, no further deferral elections will be permitted under the Plan.

3. The officers of the Partnership are authorized to take such actions as are necessary to put into effect the foregoing amendment.

This amendment shall be effective as of the dates stated above.

                                                By:
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                                                Date:
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